Exhibit 99.1

Joint Filing Agreement

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: February 14, 2020

ICONIQ Strategic Partners, L.P.
By: ICONIQ Strategic Partners GP, L.P., its General Partner
By: ICONIQ Strategic Partners TT GP, Ltd., its General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Senior Vice President

ICONIQ Strategic Partners-B, L.P.
By: ICONIQ Strategic Partners GP, L.P., its General Partner
By: ICONIQ Strategic Partners TT GP, Ltd., its General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Senior Vice President

ICONIQ Strategic Partners Co-Invest, L.P. (Series PS2)
By: ICONIQ Strategic Partners GP, L.P., its General Partner
By: ICONIQ Strategic Partners TT GP, Ltd., its General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Senior Vice President

ICONIQ Strategic Partners Co-Invest, L.P., Series PS
By: ICONIQ Strategic Partners GP, L.P., its General Partner
By: ICONIQ Strategic Partners TT GP, Ltd., its General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Senior Vice President

ICONIQ Strategic Partners, GP, L.P.
By: ICONIQ Strategic Partners TT GP, Ltd., its General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Senior Vice President

ICONIQ Strategic Partners TT GP, Ltd.

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Senior Vice President

Divesh Makan

/s/ Divesh Makan

William J.G. Griffith

/s/ William J.G. Griffith